Exhibit (d)(9)

Amended Annex A

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management, L.P.

Annual Rate

Goldman Sachs-Financial Square Prime Obligations Fund	0.205%

Goldman Sachs-Financial Square Money Market Fund	0.205%

Goldman Sachs-Financial Square Treasury Obligations Fund	0.205%

Goldman Sachs-Financial Square Treasury Instruments Fund	0.205%

Goldman Sachs-Financial Square Government Fund	0.205%

Goldman Sachs-Financial Square Federal Fund	0.205%

Goldman Sachs-Financial Square Tax-Free Money Market Fund	0.205%

Goldman Sachs Government Income Fund	0.54% on first $1 billion
0.49% over $1 billion up to $2 billion
0.47% over $2 billion up to $5 billion
0.46% over $5 billion up to $8 billion
0.45% over $8 billion

Goldman Sachs Municipal Income Fund	0.55% on first $1 billion
0.50% over $1 billion up to $2 billion
0.48% over $2 billion up to $5 billion
0.47% over $5 billion up to $8 billion
0.46% over $8 billion

Goldman Sachs High Yield Fund	0.70% on first $2 billion
0.63% over $2 billion up to $5 billion
0.60% over $5 billion up to $8 billion
0.59% over $8 billion

Goldman Sachs Income Builder Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion

Goldman Sachs Growth and Income Fund	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion

Goldman Sachs Mid Cap Value Fund	0.75% on first $2 billion
0.68% over $2 billion up to $5 billion
0.65% over $5 billion up to $8 billion
0.64% over $8 billion

Goldman Sachs Small Cap Value Fund	1.00% on first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion

Goldman Sachs Capital Growth Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.80% over $2 billion

Goldman Sachs U.S. Equity Insights Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion

Goldman Sachs Large Cap Growth Insights Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion

Goldman Sachs Small Cap Equity Insights Fund[1]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion

Goldman Sachs International Equity Insights Fund[1]	0.85% on first $1 billion
0.77% over $1 billion up to $2 billion
0.73% over $2 billion up to $5 billion
0.72% over $5 billion up to $8 billion
0.71% over $8 billion

Goldman Sachs Real Estate Securities Fund[1]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Large Cap Value Insights Fund[3]	0.60% on first $1 billion
0.54% over $1 billion up to $2 billion
0.51% over $2 billion up to $5 billion
0.50% over $5 billion up to $8 billion
0.49% over $8 billion

Goldman Sachs Strategic Growth Fund[4]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Growth Opportunities Fund[4]	1.00% on first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion

Goldman Sachs Technology Tollkeeper Fund[5]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Large Cap Value Fund[6]	0.75% on first $1 billion
0.68% over $1 billion up to $2 billion
0.65% over $2 billion up to $5 billion
0.64% over $5 billion up to $8 billion
0.63% over $8 billion

Goldman Sachs High Yield Municipal Fund[7]	0.55% on first $2 billion
0.50% over $2 billion up to $5 billion
0.48% over $5 billion up to $8 billion
0.47% over $8 billion

Goldman Sachs Structured Tax–Managed Equity Fund[7]	0.70% on first $1 billion
(effective April 30, 2014, “Goldman Sachs U.S. Tax-Managed	0.63% over $1 billion up to $2 billion
Equity Fund)	0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion

Goldman Sachs Enhanced Income Fund[8]	0.25% on first $1 billion
0.23% over $1 billion up to $2 billion
0.22% over $2 billion up to $5 billion
0.22% over $5 billion up to $8 billion
0.22% over $8 billion

Goldman Sachs Concentrated Growth Fund[9]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Emerging Markets Debt Fund[10]	0.80% on first $2 billion
0.72% over $2 billion up to $5 billion
0.68% over $5 billion up to $8 billion
0.67% over $8 billion

Goldman Sachs U.S. Mortgages Fund[11]	0.40% on first $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion up to $5 billion
0.33% over $5 billion up to $8 billion
0.32% over $8 billion

Goldman Sachs Investment Grade Credit Fund[11]	0.40% on first $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion up to $5 billion
0.33% over $5 billion up to $8 billion
0.32% over $8 billion

Goldman Sachs Small/Mid-Cap Growth Fund[12]	1.00% on the first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion

Goldman Sachs U.S. Equity Dividend and Premium Fund[13]	0.75% on first $1 billion
0.68% over $1 billion up to $2 billion
0.65% over $2 billion up to $5 billion
0.64% over $5 billion up to $8 billion
0.63% over $8 billion

Goldman Sachs International Real Estate Securities Fund[14]	1.05% on first $2 billion
0.95% over $2 billion up to $5 billion
0.90% over $5 billion up to $8 billion
0.88% over $8 billion

Goldman Sachs Core Plus Fixed Income Fund[15]	0.45% on first $1 billion
0.41% over $1 billion up to $2 billion
0.39% over $2 billion up to $5 billion
0.38% over $5 billion up to $8 billion
0.37% over $8 billion

Goldman Sachs Small Cap Value Insights Fund[16]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion

Goldman Sachs Small Cap Growth Insights Fund[16]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion

Goldman Sachs Commodity Strategy Fund[17]	0.50% up to $2 billion
0.45% over $2 billion up to $5 billion
0.43% over $5 billion up to $8 billion
0.42% over $8 billion

Goldman Sachs Emerging Markets Equity Insights Fund[18]	1.00% on first $2 billion
0.90% over $2 billion up to $5 billion
0.86% over $5 billion up to $8 billion
0.84% over $8 billion

Goldman Sachs International Small Cap Insights Fund[18]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.72% over $8 billion

Goldman Sachs Structured International Tax-Managed Equity Fund[18] (effective April 30, 2014, “Goldman Sachs International Tax-Managed Equity Fund”)	0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion
0.72% over $5 billion up to $8 billion
0.71% over $8 billion

Goldman Sachs International Equity Dividend and Premium Fund[18]	0.81% on first $1 billion
0.73% over $1 billion up to $2 billion
0.69% over $2 billion up to $5 billion
0.68% over $5 billion up to $8 billion
0.67% over $8 billion

Goldman Sachs Inflation Protected Securities Fund[19]	0.33% on first $1 billion
0.30% over $1 billion up to $2 billion
0.28% over $2 billion up to $5 billion
0.27% over $5 billion up to $8 billion
0.26% over $8 billion

Goldman Sachs Absolute Return Tracker Fund[20]	1.15% on first $1 billion
1.04% over $1 billion up to $2 billion
0.99% over $2 billion up to $5 billion
0.97% over $5 billion up to $8 billion
0.95% over $8 billion

Goldman Sachs Local Emerging Markets Debt Fund[21]	0.90% on first $2 billion
0.81% over $2 billion up to $5 billion
0.77% over $5 billion up to $8 billion
0.75% over $8 billion

Goldman Sachs Flexible Cap Growth Fund[21]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs U.S. Equity Fund[22]	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion

Goldman Sachs Dynamic Allocation Fund[22]	0.90% on first $1 billion
0.81% over $1 billion up to $2 billion
0.77% over $2 billion up to $5 billion
0.75% over $5 billion up to $8 billion
0.74% over $8 billion

Goldman Sachs Strategic Income Fund[23]	0.60% on first $1 billion
0.54% over $1 billion up to $2 billion
0.51% over $2 billion up to $5 billion
0.50% over $5 billion up to $8 billion
0.49% over $8 billion

Goldman Sachs High Yield Floating Rate Fund[24]	0.60% on first $1 billion
0.54% over $1 billion up to $2 billion
0.51% over $2 billion up to $5 billion
0.50% over $5 billion up to $8 billion
0.49% over $8 billion

Goldman Sachs Managed Futures Strategy Fund[25]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Rising Dividend Growth Fund[25]	0.75% on first $1 billion
0.68% over $1 billion up to $2 billion
0.64% over $2 billion up to $5 billion
0.63% over $5 billion up to $8 billion
0.62% over $8 billion

Goldman Sachs Focused Growth Fund[26]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Short Duration Income Fund[27]	0.40% on first $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion up to $5 billion
0.33% over $5 billion up to $8 billion
0.32% over $8 billion

Goldman Sachs Retirement Portfolio Completion Fund[28]	0.45% on first $1 billion
0.41% over $1 billion up to $2 billion
0.38% over $2 billion up to $5 billion
0.37% over $5 billion up to $8 billion
0.36% over $8 billion

Goldman Sachs MLP Energy Infrastructure Fund[30]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Dynamic Emerging Markets Debt Fund[31]	0.90% on first $2 billion
0.81% over $2 billion up to $5 billion
0.77% over $5 billion up to $8 billion
0.75% over $8 billion

Goldman Sachs Multi-Asset Real Return Fund[32]	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.57% over $8 billion

Goldman Sachs Fixed Income Macro Strategies Fund[33]	1.50% on first $2 billion
1.35% over $2 billion up to $5 billion
1.29% over $5 billion up to $8 billion
1.26% over $8 billion

Goldman Sachs Long Short Credit Strategies Fund[33]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Limited Maturity Obligations Fund[34]	0.25%

Goldman Sachs Small/Mid Cap Value Fund[34]	0.85% on first $2 billion
0.77% over $2 billion up to $5 billion
0.73% over $5 billion up to $8 billion
0.71% over $8 billion

Goldman Sachs Dynamic Commodity Strategy Fund[35]	0.80% on first $2 billion
0.72% over $2 billion up to $5 billion
0.68% over $5 billion up to $8 billion
0.67% over $8 billion

Goldman Sachs Asset Management International

Goldman Sachs Global Income Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion

Goldman Sachs Focused International Equity Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs Emerging Markets Equity Fund	1.20% on first $2 billion
1.08% over $2 billion up to $5 billion
1.03% over $5 billion up to $8 billion
1.01% over $8 billion

Goldman Sachs Asia Equity Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion up to $5 billion
0.84% over $5 billion up to $8 billion
0.82% over $8 billion

Goldman Sachs International Small Cap Fund[2]	1.10% on first $2 billion
0.99% over $2 billion up to $5 billion
0.94% over $5 billion up to $8 billion
0.92% over $8 billion

Goldman Sachs BRIC Fund[14]	1.30% on the first $2 billion
1.17% over $2 billion up to $5 billion
1.11% over $5 billion up to $8 billion
1.09% over $8 billion

Goldman Sachs Strategic International Equity Fund[16]	0.85% on first $1 billion
0.77% over $1 billion up to $2 billion
0.73% over $2 billion up to $5 billion
0.72% over $5 billion up to $8 billion
0.71% over $8 billion

Goldman Sachs China Equity Fund[24]	1.10% on first $1 billion
0.99% over $1 billion up to $2 billion
0.94% over $2 billion up to $5 billion
0.92% over $5 billion up to $8 billion
0.90% over $8 billion

Goldman Sachs N-11 Equity Fund[24]	1.30% on first $2 billion
1.24% over $2 billion up to $5 billion
1.21% over $5 billion up to $8 billion
1.19% over $8 billion

Goldman Sachs World Bond Fund[29]	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.54% over $5 billion up to $8 billion
0.53% over $8 billion

PURSUANT TO AN EXEMPTION FROM THE COMMODITIES FUTURES TRADING COMMISSION (“CFTC”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OR COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER OR ANY BROCHURE OR ACCOUNT DOCUMENT.

Dated: April 10, 2014		GOLDMAN SACHS TRUST

		By:	/s/ James McNamara
		Name:	James McNamara
		Title:	President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.		GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By:	/s/ Ernest Gong	By:	/s/ Theodore Sotir
Name:	Ernest Gong	Name:	Theodore Sotir
Title:	Managing Director	Title:	Managing Director

1	This Management Agreement was approved on behalf of the Small Cap Equity Insights Fund (formerly CORE Small Cap Equity Fund and Structured Small Cap Equity Fund), International Equity Insights Fund (formerly, CORE International Equity Fund and Structured International Equity Fund) and Real Estate Securities Fund at the July 21, 1997 Goldman Sachs Trust Board Meeting.
2	This Management Agreement was approved on behalf of the International Small Cap Fund at the April 23, 1998 Goldman Sachs Trust Board Meeting.
3	This Management Agreement was approved on behalf of the Large Cap Value Insights Fund (formerly, CORE Large Cap Value Fund and Structured Large Cap Value Fund) at the November 3, 1998 Goldman Sachs Trust Board Meeting.
4	This Management Agreement was approved on behalf of the Strategic Growth Fund and Growth Opportunities Fund at the April 28, 1999 Goldman Sachs Trust Board Meeting.
5	This Management Agreement was approved on behalf of the Technology Tollkeeper Fund (formerly, Tollkeeper Fund) at the July 27, 1999 Goldman Sachs Trust Board Meeting.

6	This Management Agreement was approved on behalf of the Large Cap Value Fund at the October 26, 1999 Goldman Sachs Trust Board Meeting.
7	This Management Agreement was approved on behalf of the High Yield Municipal Fund and the U.S. Tax-Managed Equity Fund (formerly, Structured Tax-Managed Equity Fund and CORE Tax-Managed Equity Fund) at the February 3, 2000 Goldman Sachs Trust Board Meeting.
8	This Management Agreement was approved on behalf of the Goldman Sachs Enhanced Income Fund at the April 26, 2000 Goldman Sachs Trust Board Meeting.
9	This Management Agreement was approved on behalf of the Concentrated Growth Fund at the August 1, 2002 Goldman Sachs Trust Board Meeting.
10	This Management Agreement was approved on behalf of the Emerging Markets Debt Fund at the July 31, 2003 Goldman Sachs Trust Board Meeting.
11	This Management Agreement was approved on behalf of the U.S. Mortgages Fund and Investment Grade Credit Fund at the October 30, 2003 Goldman Sachs Trust Board Meeting.
12	This Management Agreement was approved on behalf of the Small/Mid-Cap Growth Fund at the May 12, 2005 Goldman Sachs Trust Board Meeting.
13	This Management Agreement was approved on behalf of the U.S. Equity Dividend and Premium Fund at the June 16, 2005 Goldman Sachs Trust Board Meeting.
14	This Management Agreement was approved on behalf of the International Real Estate Securities Fund and BRIC Fund at the May 11, 2006 Goldman Sachs Trust Board Meeting.
15	This Management Agreement was approved on behalf of the Core Plus Fixed Income Fund at the August 10, 2006 Goldman Sachs Trust Board Meeting.
16	This Management Agreement was approved on behalf of the Small Cap Value Insights Fund (formerly Structured Small Cap Value Fund), Small Cap Growth Insights Fund (formerly Structured Small Cap Growth Fund) and Strategic International Equity Fund at the November 9, 2006 Goldman Sachs Trust Board Meeting.
17	This Management Agreement was approved on behalf of the Commodity Strategy Fund (formerly, Commodity Exposure Fund) at the December 14, 2006 Goldman Sachs Trust Board Meeting.
18	This Management Agreement was approved on behalf of the Emerging Markets Equity Insights Fund (formerly Structured Emerging Markets Equity Fund), International Small Cap Insights Fund (formerly Structured International Small Cap Fund), International Tax-Managed Equity Fund (formerly, Structured International Tax-Managed Equity Fund) and International Equity Dividend and Premium Fund at the May 10, 2007 Goldman Sachs Trust Board Meeting.
19	This Management Agreement was approved on behalf of the Inflation Protected Securities Fund at the June 14, 2007 Goldman Sachs Trust Board Meeting.
20	This Management Agreement was approved on behalf of the Absolute Return Tracker Fund at the November 8, 2007 Goldman Sachs Trust Board Meeting.
21	This Management Agreement was approved on behalf of the Local Emerging Markets Debt Fund and Flexible Cap Growth Fund (formerly, All Cap Growth Fund) at the December 13, 2007 Goldman Sachs Trust Board Meeting.
22	This Management Agreement was approved on behalf of the U.S. Equity Fund and Dynamic Allocation Fund at the November 19, 2009 Goldman Sachs Trust Board Meeting.
23	This Management Agreement was approved on behalf of the Strategic Income Fund at the June 17, 2010 Goldman Sachs Trust Board Meeting.
24	This Management Agreement was approved on behalf of the China Equity Fund, N-11 Equity Fund and High Yield Floating Rate Fund at the February 10, 2011 Goldman Sachs Trust Board Meeting.
25	This Management Agreement was approved on behalf of the Managed Futures Strategy Fund and Rising Dividend Growth Fund at the October 20, 2011 Goldman Sachs Trust Board Meeting.
26	This Management Agreement was approved on behalf of the Focused Growth Fund at the December 15, 2011 Goldman Sachs Trust Board Meeting.
27	This Management Agreement was approved on behalf of the Short Duration Income Fund at the February 16, 2012 Goldman Sachs Trust Board Meeting.
28	This Management Agreement was approved on behalf of the Retirement Portfolio Completion Fund at the August 16, 2012 Goldman Sachs Trust Board Meeting.
29	This Management Agreement was approved on behalf of the World Bond Fund at the October 18, 2012 Goldman Sachs Trust Board Meeting.
30	This Management Agreement was approved on behalf of the MLP Energy Infrastructure Fund at the February 12, 2013 Goldman Sachs Trust Board Meeting.

31	This Management Agreement was approved on behalf of the Dynamic Emerging Markets Debt Fund at the April 18, 2013 Goldman Sachs Trust Board Meeting.
32	This Management Agreement was approved on behalf of the Multi Asset Real Return Fund at the June 13, 2013 Goldman Sachs Trust Board Meeting.
33	This Management Agreement was approved on behalf of the Fixed Income Macro Strategies Fund (formerly Fixed Income Macro Alternative Strategies Fund) and Long Short Credit Strategies Fund at the October 17, 2013 Goldman Sachs Trust Board Meeting.
34	This Management Agreement was approved on behalf of the Limited Maturity Obligations Fund (formerly Prime Plus Fund) and Small/Mid Cap Value Fund at the December 19, 2013 Goldman Sachs Trust Board Meeting.
35	This Management Agreement was approved on behalf of the Goldman Sachs Dynamic Commodity Strategy Fund at the April 10, 2014 Goldman Sachs Trust Board Meeting.